Exhibit 99.1

Universal Hospital Services (UHOS) JP Morgan High Yield Conference January 23, 2007

2 Forward Looking Statements _ Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: Universal Hospital Services, Inc. believes statements in this presentation looking forward in time involve risks and uncertainties as detailed in our annual report on Form 10K for the year ended December 31, 2005, filed with the Securities and Exchange Commission. _ This presentation contains non-GAAP measures as defined by SEC rules. Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix. Topics Who We Are, What We Do, Where We’re Going 2006 Performance Keys to Accelerating Growth Summary Investment Considerations

3 _ Leading provider of Movable Medical Equipment (MME) lifecycle services _ Over 6,500 hospital and alternate site provider customers _ Relationships with over 200 manufacturers _ Largest most modern MME fleet in the industry: ~ 170,000 units owned _ Outstanding reputation for service and quality for over 65 years, with a customer retention rate > 95% UHS - Who We Are

4 _ No reimbursement from Medicare or Medicaid _ Paid directly by the hospitals and alternate care facilities _ Overall Bad Debt expense has been ~ 0.60% per annum due to substantial diversity of customers (> 6,500) and regional activities _ JW Childs Funds 74% _ Halifax Capital Partners 16 _ Management & Other 10 100% _ 10.125% Senior Notes $260.0 _ Secured Bank Facility 28.2 _ Capital Leases 3.2 _ Total Debt $291.4 _ We have no subsidiaries UHS - Who We Are Reimbursement Stability Debt Structure at 9/30/06 (millions) Ownership at 9/30/06

5 What We Do: Examples of Movable Medical Equipment Infusion Pumps Ventilators Monitors Specialty Beds Bariatrics UHS is involved with numerous other products. We’re not a manufacturer.

6 UHS’ Foundation (1939 - 2000): “Equipment Rental Company” Medical Equipment Outsourcing Equipment Rental

7 UHS Today: Evolved into Leading “Medical Equipment Lifecycle Services” Company Professional Services Recovery & Brokerage Medical Equipment Outsourcing Biomedical Services New & Used Equipment Sales Capital Planning Supplemental Biomed CHAMP / TEAM Manufacturer Services Equipment Rental Asset Management Partnership Program

8 UHS is MME Equipment Rental market leader Illustration of a Hospital’s Equipment Needs Owned: ~ 90% - 95% of Needs Rental: ~ 5% - 10% of Needs Winter Fall Summer Spring Illustrative Total Needs Asset Management Program: 1st mover advantage in penetrating this market Largely untouched opportunity Sales & Remarketing segment “Optimizes” Customer- owned Equipment Service segment addresses Customer- owned equipment

9 2006 Performance

10 2006 Market Headwinds Weak Census Equipment Recalls Source: www.cdc.gov/flu/weekly/ Sub-par Flu Season Gasoline Costs

11 2006 Positive Trends: Operational Efficiencies Asset Management Program Traction 12 signings in 2006 New Customer Wins Expanded Product Lines

12 Selected Income Statement Data ($ millions) 2005 2006 % Chg Consolidated Revenues 162.0 167.7 4% Gross Margin 66.2 71.2 8% % of Revenues 40.8% 42.5% SG&A (a) 44.0 46.0 5% % of Revenues 27.1% 27.4% Interest Expense 23.1 23.5 2% Adjusted EBITDA 55.1 61.3 11% % of Revenues 34.0% 36.6% YTD September Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations Continued Revenue Growth, Operating Efficiencies and Expense Controls have more than offset the market headwinds - - - illustrating that we’re keeping both hands on the wheel! (a) Excluding non-cash charges in 2006 for stock options and IT system impairment, SG&A would be flat with 2005

2006 Guidance - Updated ($ millions)

	2006E	Key Drivers
Adjusted EBITDA	$79 - $81	Challenges: Census; Equipment Recalls Positives: Resident Program Signings; New Customer Wins
Net Accrual Capex **Increased from Upper $40's in Q4 due to new customer wins**	Mid $50's	New Asset Management opportunities, as well as accelerated opportunities with recent customer wins are front-end loading Capex in late 2006
Total Debt / Adjusted EBITDA	Upper 3's	Intra-year variability due to timing of semiannual bond interest payments (~$13 in May and ~ $13 in November)

Refer to appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations; and reconciliation of Net Accrual Capex

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14 - 20,000 40,000 60,000 80,000 100,000 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 LTM 9/30/06 Adjusted EBITDA Trend ($ 000’s) Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations Consistent Growth in Both Good and Bad Market Settings Through Expanded Product Lines, Customer Wins and Expense Management CAGR > 15% Health Care Legislation Y2K Hurricanes Equipment Recalls Weak Census

15 0 50 100 150 200 250 1999 2000 2001 2002 2003 2004 2005 LTM SEPT 2006 Demonstrated Capex Efficiency Maintenance Capex Growth Capex ~ $20 Mid $30’s Revenues Net Accrual Capex Significant Capex Flexibility Refer to Appendix for reconciliation of Net Accrual Capex Capex = ~ 30% of Revenues Capex = ~ 20% of Revenues 2006E Millions

16 Liquidity is Strong (9/30/06 in millions) 2.0 2.5 3.0 3.5 4.0 4.5 2000 2001 2002 Borrowing Base (net of L/Cs outstanding) $111 Available Liquidity $83 9/30/06 Net Revolver Balance $28 Demonstrated Ability to Reduce Leverage Refer to Appendix for reconciliation of Adjusted EBITDA to Cash Flow from Operations 2.0 2.5 3.0 3.5 4.0 4.5 2004 2005 LTM Sept 2006 Pre Recap in late 2003 Post Recap in late 2003

17 Keys to Accelerating Growth 1. Continued Expansion of Core Rental Market 2. First Mover Advantage in Asset Management Partnership Programs 3. Accelerated Growth in Less Capital Intensive Services and Sales & Remarketing Businesses

18 1. Continued Expansion of Core Rental Market: Addressable Rental Market: Multi-billion $ Movable Medical Equipment Current Rental Market ~ $250 million Movable Medical Equipment + Return of Census + Customer Education Appropriate Rent vs. Own Levels + Expanded / New Rental Categories: Expansion of Bariatrics Expansion of Specialty Beds Main Frame Beds Mobile Monitoring

19 Weak Census setting is primarily felt in Rental UHS estimates that a 1% Change in Census = ~ 4% Change in Rental (i.e., the “Leveraged Impact of Census”) We are poised for an upward “Ricochet” upon Census return Owned: ~ 90% - 95% of Needs Rental: ~ 5% - 10% of Needs Total Needs -5.00% -4.00% -3.00% -2.00% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 Q1-2 005 Q2-2005 Q3-2005 Q4-2 005 Q 1-2 006 Q2-2006 Q3-2 006 Hospital Adjusted Admissions Trends Source: American Hospital Association Hospital Stats Continued Expansion of Core Rental Market: Return of Census

20 Continued Expansion of Core Rental Market: Educating Market on Scope of Rental Needs Actual Owned Rental Winter Fall Summer Spring Total Needs Based upon Admission Volatility Most Hospitals own too much and rent too little UHS has developed financial tools to enhance market awareness, leading to increased Outsourcing Optimally Owned Owned

21 2. First Mover Advantage in Asset Management Partnership Programs UHS’ Value Added _ People _ Processes _ Technology Average Customer Revenues Rental AMPP > $650,000 < $30,000 An Undeveloped, Multi-billion $ Market Opportunity

22 You mean that this pump is broken again !!! 1. Over-worked Internal Delivery & Repair Departments 0% 20% 40% 60% 80% 2. Capital Constraints 3. Resulting in Untimely Service, Lost Equipment, Low Nursing Satisfaction, and Low Equipment Utilization Where is that equipment ??? Utilization & Nurse Satisfaction Hospital Setting - Pre Asset Management Program

23 Hospital Setting - Post Asset Management Program UHS People, Processes & Technology 0% 20% 40% 60% 80% Pre-AMPP Post- AMPP 3. Results in High Equipment Utilization & Reliability 4. Allowing Nursing to Focus on Patient Care = High Nursing Satisfaction 2. UHS Specialists “Resident” in the Hospital Deliver, Pick up, Clean, Inspect, Repair and Track Equipment 1. State of the Art Reporting & Tracking System Integrates with Hospital’s systems Utilization & Nurse Satisfaction

24 3. Accelerated Growth in Less Capital Intensive Businesses _ Large market: ~ $20 billion _ UHS Competitive Advantages _ National Footprint _ Established Customer & Manufacturer Relationships _ Synergies with Rental and AMPP _ Can “flex” our technicians back and forth from UHS’ fleet to 3rd party opportunities, thus increasing productivity _ Can leverage Manufacturer relations for lower cost parts, technical training and support _ Attractive Acquisition Marketplace Revenue Profile - 50 100 150 200 250 1999 2000 2001 2002 2003 2004 2005 LTM Sept 2006 Outsourcing Service Sales & Remarketing

25 _ Market Leadership _ Established Track Record of Growth with No Direct Medicare or Medicaid Reimbursement _ Strong, Diversified Growth Platform _ Expansion of Core Rental Market _ Asset Management Partnership Program _ Biomedical Services and Sales & Remarketing _ Compelling Business Model _ Postured for accelerated growth _ Complex logistics delivery network _ Favorable Healthcare Industry Trends _ Population demographics (aging and obesity) _ Cost containment / staffing pressures at hospitals _ Experienced & Proven Management Team Summary Investment Considerations

26 Appendix

27 EBITDA Reconciliation ($ millions) EBITDA is not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company’s financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company’s debt covenant calculations, and Adjusted EBITDA (EBITDA before management/board fees, financing and reorganization costs, and stock-based compensation costs) is included because the company’s financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the Company’s ability to service its long-term obligations, the Company’s ability to fund continuing growth, and the Company’s ability to continue as a going concern. A reconciliation of net cash provided by operating activities to EBITDA and Adjusted EBITDA is included below. 2005 2006 2005 2006 Net cash provided by operating activities 13.8 $ 18.8 $ 34.6 $ 43.6 $ Changes in operating assets and liabilities (2.9) (8.0) (1.9) (5.7) Other non-cash expenses (0.8) (0.9) (1.9) (3.0) Income tax expense 0.2 0.1 0.6 0.5 Interest expense 7.7 7.8 23.1 23.5 EBITDA 18.0 17.8 54.5 58.9 Management and board fees 0.2 0.7 0.6 1.2 Stock-based compensation - 0.4 - 1.2 Adjusted EBITDA 18.2 $ 18.9 $ 55.1 $ 61.3 $ 3rd Quarter YTD September

EBITDA Reconciliation 1996 – 2006 ($ millions)

EBITDA	1996	1997	1998	1999	2000	2001	2002	2003	2004	2005	LTM 9/30/06	
Net cash provided by operating activities	$ 14.7	$ 20.0	$ 9.7	$ 15.2	$ 28.2	$ 31.7	$ 40.2	$ 16.0	$ 38.0	$ 44.0	$ 52.9	(a)
Changes in operating assets and liabilities	(3.1)	-	(1.4)	4.2	(3.5)	0.4	4.1	7.9	2.2	2.3	(1.5)	
Other non-cash expenses	3.3	(1.2)	3.7	(2.1)	(2.3)	(3.7)	(11.7)	(7.9)	(3.4)	(3.3)	(4.3)	
Income tax expense	0.9	2.3	(1.1)	0.6	0.1	0.1	0.1	0.3	1.2	0.8	0.7	
Interest expense	2.5	3.0	11.2	18.0	20.7	19.6	18.1	20.2	30.5	31.1	31.5	
EBITDA	$ 18.3	$ 24.1	$ 22.1	$ 35.9	$ 43.2	$ 48.1	$ 50.8	$ 36.5	$ 68.5	$ 75.0	$ 79.4	
Running 12 month lease adjustment											$ (0.9)	(a)
Financing and reorg charges	$ 0.3	$ 1.7	$ 5.1	$ 1.3	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	
Management and board fees	$ -	$ -	$ 0.2	$ 0.3	$ 0.3	$ 0.4	$ 0.3	$ 0.3	$ 0.7	$ 0.8	$ 1.4	
Stock-based compensation	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ 1.2	
Adjusted EBITDA	$ 18.6	$ 25.8	$ 27.4	$ 37.5	$ 43.5	$ 51.3	$ 61.2	$ 64.5	$ 69.2	$ 75.8	$ 81.1	
Financing and Reorganization Charges												
Recapitalization, stock compensation, and severance expenses	$ 0.3	$ 1.7	$ 5.1	$ -	$ -	$ 1.6	$ 10.1	$ 14.4	$ -	$ -	$ -	
Terminated IPO expenses	$ -	$ -	$ -	$ -	$ -	$ 1.2	$ -	$ -	$ -	$ -	$ -	
Loss on early retirement of debt	$ -	$ -	$ -	$ 1.3	$ -	$ -	$ -	$ 13.3	$ -	$ -	$ -	
Subtotal	$ 0.3	$ 1.7	$ 5.1	$ 1.3	$ -	$ 2.8	$ 10.1	$ 27.7	$ -	$ -	$ -	
Total Revenues	$ 56.9	$ 60.1	$ 69.4	$ 92.2	$ 106.0	$ 125.6	$ 153.8	$ 171.0	$ 199.6	$ 215.9	$ 221.6	

(a) Q4-2005 results include full year effect of vehicle lease capitalization of ~ $1.2. Given that the full amount of such entry was made in Q4-2005, our reported LTM 9/30/06 Adjusted EBITDA must deduct the amount attributable to the 9 months ended 9/30/05 of $0.9.

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29 Depreciation and Amortization Reconciliation ($ millions) LTM September 2005 2006 2005 2006 2006 Movable Medical Equipment Depreciation 9.6 $ 9.5 $ 28.1 $ 27.7 $ 37.6 $ Other Gross Margin Depreciation 0.5 0.6 1.0 1.7 2.7 Total Gross Margin Depreciation 10.1 10.1 29.1 29.4 40.3 Selling, General, and Admin Depreciation 0.6 1.5 (a) 1.9 2.9 (a) 3.8 (a) Amortization of intangibles 0.4 0.4 1.3 1.4 1.8 Total Depreciation and Amortization 11.1 $ 12.0 $ 32.3 $ 33.7 $ 45.9 $ Debt Placement Cost Amortization 0.4 $ 0.4 $ 1.3 $ 1.3 $ 1.7 $ (Expensed to Interest) 3rd Quarter YTD September (a) Includes $0.8 impairment of IT system

30 Accrual Capex Reconciliation ($ millions) 2000 2001 2002 2003 2004 2005 YTD SEPT 2006 LTM SEPT 2006 Cash used in Investing Activities 31.5 41.5 39.0 36.8 65.2 40.6 32.0 44.8 Less: Acquisitions - (7.8) - (1.9) (15.1) (1.1) - (1.1) Less: Other 0.1 (0.3) (0.2) (0.2) - - - - Less: MME in A/P prior year (3.0) (3.0) (5.9) (6.0) (10.5) (3.8) (5.8) (4.4) Add: MME in A/P current year 3.0 5.9 6.0 10.5 3.8 5.8 5.9 5.9 Accrual Capex 31.6 36.4 38.8 39.2 43.4 41.5 32.1 45.2 Acquisitions - 7.8 - 1.9 15.1 1.1 - 1.1 Total Revenue 106.0 125.6 153.8 171.0 199.6 215.9 167.7 221.6